Exhibit 99.1

Scott W. Wine, Chairman & CEO Raymond James Institutional Investors Conference March 3, 2015 POLARIS INDUSTRIES INC.

7,800 Employees Worldwide  14 Manufacturing Locations  5 Research & Development Centers of Excellence  1,850 Dealers In North America  1,400 Dealers Outside North America  380,000 Units Shipped Worldwide in 2014  100 Countries – Polaris Products Sold IR March  2015 2

Polaris at a Glance – Key Financial Metrics  IR March 2015  $1,991  $2,657  $3,210  $3,777  +19%  $4,480  $147  $228  $312  $381  $454  NET INCOME  UP  9% TO 12%  2010 2011 2012 2013 2014 2015 Guidance Sales Guidance Net Income* 2014 - 5th Straight Year of Exceptional Financial Performance  SALES UP  9% TO 12%  EPS*  $2.14  +40%  $7.22 TO $7.42  UP 9% TO 12%  5-Year CAGR  Sales +23%  EPS* 34%  $3.20  +50%  $4.40  +38%  $5.40  +23%  $6.65  +23%  *from continuing operations  IR March  2015  3

POLARIS

Polaris Strategic Objectives

POWERING AHEAD

Vision & Strategy

VISION

Fuel the passion of riders, workers and outdoor enthusiasts around the world by delivering innovative, high quality vehicles, products, services and experiences that enrich their lives.

STRATEGY

Polaris will be a highly profitable, customer centric, $8B global enterprise by 2020. We will make the best off-road and on-road vehicles and products for recreation, transportation and work supporting consumer, commercial and military applications. Our winning advantage is our innovative culture, operational speed and flexibility, and passion to make quality products that deliver value to our customers.

Guiding Principles

- Best People, Best Team
- Safety & Ethics Always
- Customer Loyalty

Strategic Objectives

Best in Powersports PLUS
5-8% annual organic growth

Growth through Adjacencies
>$2B from acquisitions & new markets

Global Market Leadership
>33% of Polaris revenue

LEAN Enterprise is Competitive Advantage
Significant Quality, Delivery & Cost Improvement

Strong Financial Performance
Sustainable, profitable growth
Net Income Margin >10%

Performance Priorities

- Growth
- Margin Expansion
- Product & Quality Leadership
- LEAN Enterprise

GROW SALES >$8 Billion by 2020 | 12% CAGR **INCREASE NET INCOME** >10% of Sales by 2020 | 13% CAGR

IR March 2015 4

Leading market share gainer in 2014  Largest product launch in history – 21 new models  Executed ATV RFM in Q4, 2014 2015 Sales Guidance* – Up mid-single digits %  Building Upon Clear Market Share Lead in ORV  *2014 sales reclassified to exclude Defense and Commercial Sales in 2015  2014 Sales $2,909M up 15% Off-Road Vehicles   IR March 2015 5

Strong season-to-date share gains thru January  Snow mixed – West & East strong, Midwest weak  MY’14 quality improved – #2 in NPS  2015 sales guidance – down mid-single digits % Growing Market Share and Quality Performance  800 Switchback® Pro-S  2015 Snowmobile of the Year 2014 Sales $322M up 7%  NEW 2016 800 Pro-RMK® 155 ON THE AXYS® PLATFORM  IR March 2015 6

Launched Scout, Roadmaster, Magnum & Slingshot  Dealers signed  Indian 190/120 (signed/retailing) Slingshot ~380  Victory ~450  2nd half 2014 paint/capacity challenges improving  2015 sales guidance – up 50% to 65%  Amazing Products & Launches – Big Opportunity!  $500M  Motorcycle Sales anticipated in 2015  2014 Sales $349M up 59% IR March 2015   7

Growing House Brands; Leveraging Aftermarket Brands  PG&A Sales by Category & Product Line Innovation ongoing  400 new accessories 200 new apparel items  Expanded SMART implementation Leveraging aftermarket brand portfolio 2015 sales guidance - up high-teens % Aftermarket Brand Portfolio Growing House Brands; Leveraging Aftermarket Brands House Brand Portfolio 60,000+ SKUs  2,500+ SKUs  2,000+ SKUs  1,000+ SKUs Accessories  Motorcycles  Small Vehicles Other Garments Snow Parts Off-Road Vehicles 2014 Sales $742M up IR March 2015  8

Work & Transportation  New Organization  Work & Transportation, Military  Focus on growth outside Powersports  Execute M&A initiatives to accelerate growth  2015 sales guidance up 10% to 15% Military  New Global Adjacent Market Structure Will Drive Synergies, Focus & Growth  2014 reclassified to include Defense and Commercial Sales  2014 Sales $273M  up 24%  (Small Vehicles + Commercial + Military) IR March 2015 9

EMEA  Asia Pacific  Latin America  Global Market Leadership  2014 Sales by Geography  Strong Sales Growth & Market Share Opportunities EMEA market share gains in ORV, motorcycle, snow and Aixam  Poland plant producing and shipping  Eicher-Polaris JV Personal Utility Vehicle set to launch Q2 2015 2015 sales guidance up low-single digits % Int’l  Canada  United States  2014 Sales $685M  up 16% Manufacturing Plant in Jaipur, India  Specialized Sports Equipment LLC in Dubai-UAE IR March 2015 10

FY 2014 FY 2015 Guidance LEAN Enterprise is Competitive Advantage  Gross Profit Margin  New E.V.P. of Operations, Engineering and Lean to drive efficiency/quality  Spirit Lake liquid paint output improving daily  Additional capacity coming in Q2 2016, Huntsville, Alabama – Lean at start-up  2015 Gross Margin guidance up in spite of 100 bps currency headwind  Closer Integration of Engineering & Manufacturing Processes  Focus is Key to Continuous Improvement -23 bps  29.4%  Flat to Up +20 bps  29.4% to 29.6% 600,000 square foot SxS Manufacturing Plant  $150M Investment IR March 2015 11

Catalysts for Growth  ORV Momentum: Innovation, execution, lifestyle brands  Two $1B brands and growing  Motorcycle Breakthrough: Indian bikes & dealers; Victory performance & positioning  Slingshot: Unparalleled interest, unique opportunity  Global Adjacent Markets: Leadership to accelerate growth International Markets: tough, but opportunities abound  Hammerhead, Eicher JV, Poland, etc. Customer Excellence: Omni-channel mandate for service & growth  Pucel / LEAN Investment: Margin expansion, cash flow & speed IR March 2015 12

Appendices  Slide  5-Year Financial Performance 16  N.A. Retail Sales & Dealer Inventory – Full Year 2014 17 New Product Introductions (MY’15 & Early MY’16) 18  Slingshot 19  2015 Full Year Detailed Guidance 20 2015 Gross Profit Margin Guidance 21  Major Foreign Currencies for Polaris 22  Balance Sheet and Liquidity Profile 23  Global Manufacturing Operations 24  Customer Profiles 25 IR March 2015 14

Return on Invested Capital  Return on Assets  5-Year Financial Performance  Sales & Net Income  Return on Shareholder Equity  Dividends (per share)  5-Year Total Return  16%  20%  23%  24%  24%  4%  7%  9% 13%  9%
9%  6%  6%  7%  6%  2010 2011 2012 2013 2014 33%  41%  42%  42%  42%  6%  12%  15%  21% 14%  11%  12%  7%  8% 6%  2010 2011 2012 2013 2014 $1,991  $2,657  $3,210  $3,777  $4,480  $2.14  $3.20  $4.40 $5.40  $6.65  2010 2011 2012 2013 2014 Sales EPS* 662%  178%  115%  85%  71% Polaris Peer Avg. S&P Midcap 400 S&P 500 DJIA 40% 46% 45% 71% 53% 2010 2011 2012 2013 2014 5-Year CAGR  Sales = 23%  Net Income* = 35%  Polaris Peer Average (ACAT, BC, DE, HOG, WGO, TTC) S&P 500 Average  $0.80 $0.90  $1.48  $1.68  $1.92  $2.12  2010 2011 2012 2013 2014 2015 5-year dividend payout $457 million  Dividends increased 20% per year compounded annually for the past 5 years Expectation  Dec. 31, 2009 – Dec. 31, 2014  From Continuing Operations IR March 2015 15

2013 2014 N.A. Retail Sales & Dealer Inventory – FY 2014  Dealer Inventory Up, but Remains Appropriate, Opportunities Exist  N.A. Dealer Inventory  N.A. Powersports Market Share & Retail Sales Polaris N.A. retail 13% for Q4 and 12% FY 2014 vs. 2013  Gained share in ORV, motorcycles and snowmobiles season-to-date  Polaris year-end 2014 N.A. dealer inventory 16% vs. 2013  ORV high-teens % driven primarily by new models and market segments; ATVs moving to RFM  Indian motorcycles ; Victory year-over-year; Slingshot began shipping in November 2014; stockouts  Snowmobiles and Small Vehicles single-digits %  ATV dealers using RFM process beginning Q4 2014  2010 2011 2012 2013 2014 Polaris Industry +5%  +12%  Consolidated Market Share in Units  Using Total Motorcycle Industry  Retail Sales  Market Share  4% Existing Models  8% New models/ categories  4% New Dealers  16%  Total Increase +16% IR March 2015 16

NEW MY’15 & Early ’16 Products  Industry-Leading Products in All Categories  PG&A  Over 400 NEW Accessories; >200 NEW Apparel  XP 1000  High Lifter Edition  900 TRAIL, 50”  S 900, 60”  900 XC EDITION  XP 4 1000  XP 1000  XP 1000  ACE 570  ETX  X2 570  TOURING  570 SP  TOURING  XP 1000  ETX  570  570 FULL SIZE  CREW 570  CREW 570  FULL SIZE  XP900  MAGNUM  ROADMASTER  SLINGSHOT / SLINGSHOT SL  SCOUT DARKHORSE 4 900  CREW 900-6  DIESEL HST IR March 2015 17

Unveiled July 2014 2 models: Base & Premium (SL)  $19,999 - $23,999 MSRP (U.S.)  380 dealers signed and committed  Shipments began in November 2014  Extremely high initial interest  1 billion media impressions in first 4 weeks  Retailed 1,000 Units in Nov/Dec 2014  Assembly in Spirit Lake, Iowa IR March 2015 18

METRIC  GUIDANCE  Sales Components  Off-Road Vehicles Up mid-single digits % (reclassified 2014 actuals) Snowmobiles Down mid-single digits %  Motorcycles Up 50% to 65%  Global Adjacent Markets Up 10% to 15% (reclassified 2014 actuals)  PG&A Up high-teens %  InternationalUp low-single digits %  Total Company sales Up 9% to 12%  Gross profit margin Flat to Up 20 bps  Operating expenses (% of sales) About flat  Income from financial services Up low-single digits %  Income taxes 34.5% to 35.0% of pretax income  Net income Up 9% to 12%  EPS, diluted $7.22 to $7.42 (+9% to +12%) IR March 2015 19

2015 Gross Profit Margin Guidance METRIC Actual FY 2014 Guidance FY 2015 Prior period 29.7% 29.4% Production volume/capacity Product cost reduction efforts Commodity costs Currency rates Higher selling prices Product mix New plant start-up costs Warranty costs Depreciation/Tooling amortization Sales promotional costs Contract dispute charge in 2013 N/A Current period 29.4% 29.4% to 29.6% Change -23 bps Flat to Up +20 bps Improvement to gross profit margin % Impairment to gross profit margin % Neutral to gross profit margin % IR March 2015 20

Significant Impact in 2014, Pressure Expected to Persist into 2015 Major Foreign Currencies for Polaris Currency Approximate Exposure in Avg. Rate 2013 to 2014 to 2014 Avg. Rate in Jan. 2015 FY 2015 Exposure Hedged* Impact 2015 vs. 2014 Canadian Dollar (CAD) Long $400M -7% -10% 10%Negative Euro (EUR) Net Long $150M Flat -15% 0% Negative Australian Dollar (AUD) Long $75M -7% -10% 10% Negative Norwegian Kroner (NOK) Long $50M -6% -20% 0% Negative Swedish Krona (SEK) Long $50M -5% -20% 0% Negative Mexican Peso (MXN) Short $50M -4% -8% ~66% Positive Japanese Yen (JPY) Short $50M -8% -15% 66% Positive Balance Sheet Re-measurement Long Negative Positive 0% PositiveNet Impact to Gross Profit Negative Approximate Financial Impact Q4 2014 Actual FY 2014Actual 2015 Expectations Sales (2%) (1%) (2%) Gross Margin % (150 bps) (100 bps) (100 bps) *As of Jan. 2015 IR March 2015 21

Balance Sheet and Liquidity Profile $ In millions (except per share and rate data) FY 2014 Fav / (UnFav)FY 2013 2015 Full Year Guidance Cash $137.6 49% Increase Debt / Capital lease obligations $226.1 21% Unchanged Credit facility $350.0 Flat Unchanged Factory inventory $565.7 (35%) Improved Turns Capital expenditures $205.1 8% $250M Depreciation and amortization $127.5 38%  Increase about 25% from 2014 Operating cash flow from continuing operations $529.3 6% Increase at higher % than net income Dividend (per share) $1.92 14% Increase 10% over 2014 Polaris Acceptance receivables $1,141.1 23% About flat with 2014 Retail credit – Volume – Approval rate – Penetration rate $903.7 58%  32% 16% Flat Flat Rates stable IR March 2015 22

POLARIS

Global Manufacturing Operations

POWERING AHEAD


Roseau
MINNESOTA
Snow, ATV, SxS
Spirit Lake & Milford
IOWA
Motorcycles,
SxS, ACE, GEM
Osceola
WISCONSIN
Engines
Riverside,
CALIFORNIA
Pro Armor
Monterrey
MEXICO
SxS, Engines
Huntsville
ALABAMA
(2016)
SxS
Cuyahoga Falls
OHIO
Kolpin
Bourran
FRANCE
Goupil
Chanas &
Aix-les-Bains
FRANCE
Aixam Mega
Opole
POLAND
ATV, SxS
Shanghai, CHINA
(Feb. 18, 2015)
Hammerhead
Jaipur
INDIA
Eicher JV
Current Polaris MFG Locations
Future Polaris MFG Location

Adding Capacity to Supply Future Consumer Demand

IR March 2015
23

Customer Profiles OFF-ROAD VEHICLES MOTORCYCLES SNOWMOBILES Avg. Age 49 43 44 47 52 25 to 55 42 Income $100k $100k $90k $90k $100-$125k $150k $90k Male / Female 95% / 5% 90% / 10% 90% / 10% 75% / 25% 90% / 10% 90% / 10% 90% / 10% Primary Usage Mostly Work Farming/Ranching Property Maint. Rec/Trail Hunt Mostly Play Rec/Trail Dunes Property Work & Play Rec/Trail Property Maint. Hunt Rec/Trail Hunt Utility Cruising Day trips Around town Commute Cruising Day tripsAround town Commute Recreation on & off trail IR March 2015 24

Except for historical information contained herein, the matters set forth in this document, including but not limited to management’s expectations regarding 2015 sales, shipments, margins, net income and cash flow, the opportunities for expansion and diversification of the Company’s business and the Company’s guidance on earnings per share from continuing operations are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forward-looking statements. Potential risks and uncertainties include such factors as product offerings, promotional activities and pricing strategies by competitors; manufacturing operation initiatives; acquisition integration costs; warranty expenses; foreign currency exchange rate fluctuations; environmental and product safety regulatory activity; effects of weather; commodity costs; uninsured product liability claims; uncertainty in the retail and wholesale credit markets; performance of affiliate partners; changes in tax policy and overall economic conditions, including inflation, consumer confidence and spending and relationships with dealers and suppliers. Investors are also directed to consider other risks and uncertainties discussed in our 2014 annual report and Form 10-K filed by the Company with the Securities and Exchange Commission. The Company does not undertake any duty to any person to provide updates to its forward-looking statements. The data source for retail sales figures included in this presentation is registration information provided by Polaris dealers in North America and compiled by the Company or Company estimates. The Company must rely on information that its dealers supply concerning retail sales, and other retail sales data sources and this information is subject to revision. IR March 2015 25